UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2005
SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada	0-29185	52-2088326
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
5125 Lankershim Boulevard, North Hollywood, California 91601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 487-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) On October 3, 2005 Edward L. Masry tendered his resignation as Chief Executive Officer of the Company. His resignation was accepted by the Board of Directors of the Company effective on and as of that date. Mr. Masry will continue to serve as Chairman of the Board.
     (c) On October 3, 2005, the Board of Directors appointed Eugene E. Eichler to succeed Mr. Masry as Chief Executive Officer of the Company. Mr. Eichler will also remain as Chief Financial Officer of the Company. The Board of Directors also appointed Bruce McKinnon, formerly Chief Operating Officer of the Company, to succeed Mr. Eichler as President of the Company.
Item 9.01 Financial Statements and Exhibits
     99.1 Press release dated October 5, 2005, announcing management changes.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2005	SAVE THE WORLD AIR, INC.
	By:	/s/ Eugene E. Eichler
Eugene E. Eichler
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press release dated October 5, 2005 announcing management changes.